Exhibit 10.8




THIS EMPLOYMENT AGREEMENT made as of the __30____ day of August _______, 2001,

BETWEEN:

         International Technology Marketing Inc., a corporation incorporated under the laws of the State of Nevada

         (hereinafter called the "Corporation")

                                                               OF THE FIRST PART

                                     - and -

         BRIAN J. MACDONALD, of the City of Toronto, in the Province of Ontario

         (hereinafter called the "EMPLOYEE")

                                                              OF THE SECOND PART

      WHEREAS the Corporation has agreed to employ the Employee and the Employee has agreed to be employed by the Corporation, upon and subject to the terms of this Agreement;

      NOW THEREFORE THIS AGREEMENT WITNESSETH that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE ONE
                                 INTERPRETATION

1.01     DEFINED TERMS

         In the Agreement, the following words or expressions shall have the following meanings:

         "AGREEMENT" means this agreement and any instrument supplemental or ancillary hereto, including all schedules attached hereto;

         "BUSINESS DAY" means a day other than a Saturday, Sunday or any other day on which the principal commercial banks located in the City of Toronto, or in the case of an employee not normally resident in

         Toronto, are not open for business during normal banking hours;

         "PARTIES" means the Corporation, and the Employee collectively, and "PARTY" means any of them;

         "PERSONS" means any individual, corporation, partnership, trustee or trust, unincorporated association or a recognized government and any agency thereof and pronouns have a similarly extended meaning.


                                   ARTICLE TWO
                                   EMPLOYMENT

2.01  EMPLOYMENT
      ----------

      The Employee shall serve the Corporation as its President and Treasurer and shall perform such duties and exercise such powers commensurate with such position together with such other managerial and administrative duties as may from time to time reasonably assigned to him by the directors of the Corporation.

2.02  TIME AND ATTENTION
      ------------------

      Unless prevented by ill health or other sufficient cause, the Employee shall devote, during the term of the Agreement, the necessary time, attention, skill and efforts to providing the duties to the Corporation as required herein and shall do all in his power to advance the interest of the Corporation while in its employment. The Employee shall not, without the consent of the directors of the Corporation, engage in other activities competitive with the business of the Corporation, from time to time.

2.03  TERM
      ----

      Unless sooner terminated as provided for herein, the Agreement shall commence as of the date of the Agreement for an initial term of three (3) years. Unless, at least ninety (90) days prior to the end of the initial term, one of the parties hereto gives the other party written notice of their intention not to renew the Agreement after the expiry of the initial term then this Agreement shall be automatically renewed on an annual bases after the initial term unless terminated as herein provided.

2.04  TERMINATION
      -----------

      This Agreement shall terminate upon the death of the Employee or declaration by a court of competent jurisdiction that the Employee is a mentally incompetent person or incapable of handling his affairs through mental in competency and may be terminated:

      (a)   at any time by mutual agreement of the parties in writing; or
      (b) by the Corporation for just cause at any time by giving written notice thereof to the Employee. Without limiting the generality of the foregoing, "just cause" shall include:
      (i) any cause which would entitle the Corporation at law to terminate the services of the Employee without either notice or pay in lieu of notice;
      (ii)  a material breach of trust or duty;
      (iii) dishonesty;
      (iv)  gross negligence or incompetence;
      (v)   a material breach of any provision of the Agreement;
      (vi) inability as a result of bona fide illness, physical or mental, of the Employee to attend on a full-time basis, to his duties to the Corporation for a period of six (6) months, which period shall be deemed to commence on the first working day that the Employee does not attend to the services under this Agreement on a full-time basis, statutory holidays and vacations excepted, and to continue until the Employee has resumed attendance to his duties hereunder on a full-time basis for thirty (30) consecutive normal working days;
      (vii) disobedience or neglect by the Employee of any of the reasonable orders or directions of the board of directors of the Corporation or
      (viii)any action by the Employee done knowingly or intentionally which is materially detrimental to the welfare or interest of the Corporation, its reputation or its business.

      In the event of termination with cause, the Employee shall receive:

             (a) Three months remuneration at the rate of pay as established in schedule A attached; and,

             (b) Any benefits, including earned equity or bonuses or other variable compensation, owing hereunder until the termination date.

     In the event of termination without cause, the Employee shall receive:

             (a) All remuneration owing hereunder that would accrue if this agreement would have run its full course until its next renewal date; and

             (b) Any benefits, including earned equity or bonuses or other variable compensation, owing hereunder until the termination date.

The Employee acknowledges that the amounts received under this section constitute settlement in full of any claims against the Corporation or in respect of termination of the Employee by the Corporation for just cause or otherwise.

                                  ARTICLE THREE
                              EMPLOYEE REMUNERATION

3.01  REMUNERATION AND BENEFITS
      -------------------------

      In consideration of the performance by the Employee of his duties hereunder, the Corporation shall pay to the Employee and the Employee shall be entitled to receive during the term of this Agreement, the aggregate of the following:

      (a) an annual salary, if any, as may be mutually agreed upon between the parties hereto, which shall be paid in semi monthly instalments payable at the 15th and end of each month, not in advance, or such other times as may be mutually agreed upon by the parties hereto;

      (b) payment, within thirty (30) days after the date on which annual financial statements for the Corporation for each fiscal year completed during the term of this Agreement first become available, of an incentive bonus, if any, determined by the Corporation; and

      (c) reimbursements of all reasonable expenses and costs incurred in connection with performance of the Employee's services upon production of such supporting vouchers and statements as the Corporation may reasonably require

      (d) schedule A attached to this agreement and signed by both parties shall indicate the rate of remuneration and bonus applicable.

3.02  VACATION
      --------

      During the employment of the Employee hereunder, the Employee shall from time to time be entitled to vacations as agreed upon between the parties hereto and included in schedule A attached hereto. Such vacation shall be taken at such time as the Corporation and the Employee shall mutually agree, acting reasonably, having regard to the performance of the Employee's essential duties to the Corporation pursuant to the terms of the Agreement; and provided further that such vacation may be taken only within the year of entitlement thereof and may not be accumulated from year to year.

                                  ARTICLE FOUR
                               EMPLOYEE COVENANTS

4.01  CONFIDENTIALITY, ETC.
      ---------------------

      The Employee acknowledges that in the course of carrying out, performing and fulfilling his responsibilities to the Corporation hereunder he will have access to and will be entrusted with detailed confidential information and trade secrets relating to the present and contemplated services, techniques and modes of merchandising, marketing techniques, inventions and routines of the Business and concerning the customers of the Corporation, their names, addresses, tastes, preferences and particular requirements, the disclosure of any of which confidential information and trade secrets to competitors of the Corporation or to the general public would be highly detrimental to the best interests of the Corporation. The Employee further acknowledges that in the course of providing his duties to the Corporation hereunder he may be the principal representative of the Corporation to many of the customers of the Corporation and as such will be significantly responsible for maintaining or enhancing the goodwill of the Corporation with such customers. The Employee acknowledges and agrees that the right to maintain the confidentiality of such confidential information and trade secrets, and the right to preserve its goodwill, constitute proprietary rights which the Corporation is entitled to protect. Accordingly, the Employee covenants and agrees with the Corporation that:

      (a) he will not, either during the term of this Agreement or at any time thereafter, disclose any of such detailed confidential information and trade secrets to any person nor shall he use the same for any purpose other than the purpose of the Corporation nor will he disclose or use for any purpose other than those of the Corporation the private affairs of the Corporation or any other information which he may acquire during the course of the Agreement with relation to the business and affairs of the Corporation;

      (b) he will not, at any time after the termination of the Agreement, call on, solicit or take away, directly or indirectly, any of the customers of the Corporation or persons in the habit of dealing with the Corporation, either for himself or for any other person, firm or corporation; and

      (c) Provided that he receives at the commencement of a one (1) year period following the termination of the Agreement, an amount equal to the amount described in paragraph 3.01 (a) hereof, the Employee will not at any time within the period of one (1) year following the termination of the Agreement, either individually or in partnership or jointly or in conjunction with any partnership or jointly or in conjunction with any person or persons, firm association, syndicate, company or corporation as principal, agent, shareholder or in any other manner whatsoever carry on or be engaged in or concerned with or interested in or advise, lend money to, guarantee the debts or obligations of or permit his name or any part thereof to be used or employed by or associated with any person or persons, firm, associations, syndicate, company or corporation engaged in or concerned with or interested in, any business selling survey software now or at any time during the course of the Agreement carried on by the Corporation:

            (i) within the Countries of Canada, United States or the United Kingdom.

      The Employee agrees that all restrictions contained herein are reasonable and valid and all defences to the strict enforcement thereof by the Corporation are hereby waived by the Employee. If any covenant or provision of the clause is determined to be void or unenforceable in whole or in part, it shall not be deemed to affect or impair the validity of any other covenant or provision and subparagraphs 4.01 (c)(i) and (ii) hereof are herby declared to be separate and distinct covenants. The Employee acknowledges that damages at law will be an insufficient remedy to the Corporation in view of the irrevocable harm which will be suffered if the Employee violates thereof terms of this section and agrees that the Corporation may apply for an have injunctive relief in any court of competent jurisdiction specifically to enforce any such covenants upon the breach or threatened breach thereof and hereby waives all defences to the strict enforcement thereof by the Corporation.

                                  ARTICLE FIVE
                           GENERAL CONTRACT PROVISIONS

5.01  NON-TRANSFERABILITY
      -------------------

      Neither the Employee, his estate, nor a person claiming through the Employee, shall have any right to commute, anticipate, encumber or dispose of any payment hereunder, which payments and rights thereto are expressly declared non-assignable and non-transferrable, except as otherwise specifically provided herein.

5.02  GENDER AND NUMBER
      -----------------

      In this agreement, words importing the singular shall include the plural and vice versa, and words importing gender shall include all genders.

5.03  HEADINGS
      --------

      The division of this Agreement into sections and the section headings are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

5.04  CALCULATION OF TIME PERIODS
      ---------------------------

      In this Agreement and any note or other document delivered hereunder, except where expressly provided otherwise, time periods within or following which any act is to be done shall be calculated by excluding the day of the event which commences the period, and by extending the period to the next business day if the last day of the period is not a business day.

5.05  APPLICABLE LAW
      --------------

      This Agreement shall be governed by the laws of the Province of Ontario and of Canada applicable therein, and the parties hereby irrevocably attorn to the jurisdiction of the courts of the Province of Ontario.

5.06  SERVERABLE
      ----------

      If any provision of the Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

5.07  CURRENCY
      --------

      Unless otherwise indicated, all dollar amounts referred to in this Agreement are in Canadian funds.

5.08  ASSIGNMENT
      ----------

      This Agreement may not be assigned, in whole or in part, by any party without the prior written consent of all other parties.

5.09  NOTICES
      -------

      Any notice, demand, approval, consent, waiver or other communication ("notice") to be given by one party to another under this Agreement shall be in writing, shall not be delivered by ordinary, certified or registered mail and shall be sufficiently given only if either deliver personally, to such party as follows:

         (a)   to the Corporation, at:  Suite 401, 2275 Lakeshore Boulevard West
                                        Toronto, Ontario
                                        M8V 3Y3



         (b)   to the Employee, at:     16 Wetherfield Place
                                        Toronto, Ontario, M3B 2E1


or to such other address as may be designated by notice given as aforesaid to all other parties by the party to whom notice is given as aforesaid to all other parties by the party to whom notice is to be given. Any notice delivered and received as aforesaid shall be deemed to have been given and received as aforesaid shall be deemed to have been given and received on the first business day following the date of personal delivery.

5.10  FURTHER ASSURANCE
      -----------------

      Each of the parties shall execute and deliver such further documents and perform or cause to be performed such further acts as may be required to give full effect to the provisions of the Agreement.

5.11  ENTIRE AGREEMENT AND WAIVER
      ---------------------------

      This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, between the parties with respect thereto. No supplements, modification, waiver or terminations of this Agreement shall be binding unless executed in writing by the persons to be bound thereby. No waiver of any of the provisions of this Agreement shall constitute or be deemed a waiver of any other provision (whether or not similar) or a continuing waiver unless otherwise expressly provided.

5.12  TIME OF ESSENCE
      ---------------

      Time shall be of the essence of this Agreement.

5.13  BINDING AGREEMENT
      -----------------

      This Agreement shall be binding upon and ensure to the benefit of the parties and their respective heirs, legal personal representative, successors and permitted assigns.

5.14  COUNTERPARTS
      ------------

      This Agreement may be executed in several counter parts, each of which shall be deemed to be an original, but this Agreement shall be constituted only by all such counterparts together.

IN WITNESS WHEREOF the parties have executed this memorandum of the Agreement under seal.


SIGNED, SEALED AND DELIVERED
In the presence of:                    )
                                       )
                                       )
____________________________           )          ______________________________
Witness:                               )International Technology Marketing Inc..
                                       )   Per:
                                       )
                                       )
                                       )
                                       )
____________________________           )          ______________________________
Witness                                           Signature of Employee

                SCHEDULE A: ATTACHMENT TO EMPLOYEE AGREEMENT FOR:

                               BRIAN J. MACDONALD
           ___________________________________________________________



           POSITION:

           ITM INC. - PRESIDENT AND TREASURER





           DUTIES:

      FOR THE FIRST 12 MONTHS OR UNTIL SUSTAINABLE OPERATIONS ACHIEVED, CO-MARKET, WITH PETER HAMILTON, POWER AUDIT TECHNOLOGY TO VALUE ADDED RESELLERS IN THE UNITED STATES AND MEXICO NEGOTIATE AGREEMENTS WITH CUSTOMERS; MANAGE PRE SALES CONSULTANTS IN NORTH AMERICAN MARKETPLACE.




           SALARY:

      COMBINATION OF SALARY AND PERSONAL EXPENSES CANADIAN 8,000 PER MONTH. SALARY TO BE REVIEWED ONCE SUSTAINABLE OPERATIONS ACHIEVED.





           VARIABLE COMPENSATION:

      SALES COMMISSIONS BASED ON 6% OF SALES REVENUE (CASH BASIS) IN PERSONAL TERRITORY - COMPENSATION FOLLOWING SUSTAINABLE OPERATIONS TO BE DETERMINED.